Exhibit 99.1

Joint Filing Agreement

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: February 8, 2022

MEDICXI GROWTH I LP

By:	Medicxi Ventures Management (Jersey) Limited, its sole manager

By:	/s/ Giles Johnstone-Scott
Giles Johnstone-Scott Director

MEDICXI GROWTH CO-INVEST I LP

By:	Medicxi Ventures Management (Jersey) Limited, its sole manager

By:	/s/ Giles Johnstone-Scott
Giles Johnstone-Scott Director

MEDICXI GROWTH I GP LIMITED

By:	/s/ Francois Chesnay
Francois Chesnay Director

MEDICXI VENTURES I LP

By:	Medicxi Ventures Management (Jersey) Limited, its sole manager

By:	/s/ Giles Johnstone-Scott
Giles Johnstone-Scott Director

MEDICXI CO-INVEST I LP

By:	Medicxi Ventures Management (Jersey) Limited, its sole manager

By:	/s/ Giles Johnstone-Scott
Giles Johnstone-Scott Director
MEDICXI VENTURES I GP LIMITED

By:	/s/ Francois Chesnay
Francois Chesnay Director

MEDICXI SECONDARY I LP

By:	Medicxi Ventures Management (Jersey) Limited, its sole manager

By:	/s/ Giles Johnstone-Scott
Giles Johnstone-Scott Director

MEDICXI SECONDARY CO-INVEST I LP

By:	Medicxi Ventures Management (Jersey) Limited, its sole manager

By:	/s/ Giles Johnstone-Scott
Giles Johnstone-Scott Director

MEDICXI SECONDARY I GP LIMITED

By:	/s/ Francois Chesnay
Francois Chesnay Director

MEDICXI VENTURES MANAGEMENT (JERSEY) LIMITED

/s/ Giles Johnstone-Scott
Giles Johnstone-Scott Director